EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with the requirements of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and subject to the limitations set forth therein, the parties set forth below agree to jointly file the Amendment No. 3 to Schedule 13G to which this joint filing agreement is attached, and have duly executed this joint filing agreement as of the date set forth below.

Pitango Venture Capital Fund III (USA) L.P.
By: Pitango VC Fund III General Partner, its General Partner
By: /s/ Zeev Binman Name: Zeev Binman Title: Managing Director

By: /s/ Aaron Mankovski Name: Aaron Mankovski Title: Managing Director Date: February 16, 2021

Pitango Venture Capital Fund III (USA) Non-Q L.P.
By: Pitango VC Fund III General Partner, its General Partner
By: /s/ Zeev Binman Name: Zeev Binman Title: Managing Director

By: /s/ Aaron Mankovski Name: Aaron Mankovski Title: Managing Director Date: February 16, 2021
Pitango Venture Capital Fund III (Israeli Investors) L.P. By: Pitango VC Fund III (Israel) General Partner, its General Partner
By: /s/ Zeev Binman Name: Zeev Binman Title: Managing Director

By: /s/ Aaron Mankovski Name: Aaron Mankovski Title: Managing Director Date: February 16, 2021

Pitango Parallel Investor Fund III (USA) L.P.
By: Pitango VC Fund III General Partner, its General Partner
By: /s/ Zeev Binman Name: Zeev Binman Title: Managing Director

By: /s/ Aaron Mankovski Name: Aaron Mankovski Title: Managing Director Date: February 16, 2021

Pitango Principals Fund III (USA) L.P.
By: Pitango VC Fund III General Partner, its General Partner
By: /s/ Zeev Binman Name: Zeev Binman Title: Managing Director

By: /s/ Aaron Mankovski Name: Aaron Mankovski Title: Managing Director Date: February 16, 2021

Pitango Venture Capital Fund III Trusts 2000 Ltd.

By: /s/ Zeev Binman Name: Zeev Binman Title: Managing Director

By: /s/ Aaron Mankovski Name: Aaron Mankovski Title: Managing Director Date: February 16, 2021
Pitango VC Fund III General Partner

By: /s/ Zeev Binman Name: Zeev Binman Title: Managing Director

By: /s/ Aaron Mankovski Name: Aaron Mankovski Title: Managing Director Date: February 16, 2021

Pitango VC Fund III (Israel) General Partner
By: /s/ Zeev Binman Name: Zeev Binman Title: Managing Director

By: /s/ Aaron Mankovski Name: Aaron Mankovski Title: Managing Director February 16, 2021